UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2021

CLECO CORPORATE HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road
     Pineville, Louisiana                            71360-5226
(Address of principal executive offices)                         (Zip Code)
Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road
     Pineville, Louisiana                            71360-5226
(Address of principal executive offices)                         (Zip Code)
Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Cleco Corporate Holdings LLC: None	Cleco Power LLC: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2021, Kazi K. Hasan, Chief Financial Officer of Cleco Corporate Holdings LLC and Cleco Power LLC (together, the “Companies”), notified the Companies of his intent to leave the Companies for another career opportunity. Mr. Hasan is working with the Companies on transition arrangements and will step down as Chief Financial Officer and from his positions with affiliated entities of the Companies no later than June 25, 2021. Mr. Hasan’s departure is not the result of any disagreement he had with the Companies on any matter relating to the Companies’ operations, policies and practices, including any matters concerning the Companies’ internal controls or any financial or accounting-related matters or disclosures.

On May 19, 2021, each respective Board of Managers of the Companies appointed F. Tonita Laprarie, Controller and Chief Accounting Officer of the Companies, to the position of Interim Chief Financial Officer of the Companies and other positions with affiliated entities to be effective upon Mr. Hasan’s resignation, but no later than June 25, 2021. Ms. Laprarie will receive the following compensation:

a.Annualized base salary of $382,000 during her time of service as Interim Chief Financial Officer;
b.Short Term Incentive Plan - Consistent with the plan, to be determined based on position held as of September 30, 2021 (60% target if serving as Interim Chief Financial Officer on September 30, 40% if returned to Controller and Chief Accounting Officer position on or before September 30); and
c.Long Term Incentive Plan - Consistent with the plan and unchanged from her current target as Controller and Chief Accounting Officer.

Ms. Laprarie, 56, has served as Controller and Chief Accounting Officer of the Companies since July 2016. Prior to this position, she served in a number of roles with the Companies over the last 20 years, including as General Manager - Audit and Risk from March 2014 until July 2016, in addition to other various positions of increasing responsibility. There are no transactions between Ms. Laprarie and the Companies that are required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATE HOLDINGS LLC

Date: May 19, 2021	By:	/s/ William B. Conway, Jr.
William B. Conway, Jr.
Chief Compliance Officer and General Counsel

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: May 19, 2021	By:	/s/ William B. Conway, Jr.
William B. Conway, Jr.
Chief Compliance Officer and General Counsel